UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21606

Centaur Mutual Funds Trust
(Exact name of registrant as specified in charter)

470 Park Avenue South, 9th Floor
New York, NY 10016
(Address of principal executive offices) (Zip code)

Ultimus Fund Solutions, LLC
Attn: Zachary P. Richmond
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246
(Name and address of agent for service)

Registrant’s telephone number, including area code:	1-513-587-3400

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	Tailored Shareholder Report for the Copley Fund

Copley Fund

(COPLX)

Annual Shareholder Report - October 31, 2025

Fund Overview

This annual shareholder report contains important information about Copley Fund (the "Fund") for the period of November 1, 2024 to October 31, 2025.  You can find additional information about the Fund at https://www.dcmadvisors.com/fund-reports-holdings. You can also request this information by contacting us at 1-888-484-5766.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Copley Fund	$125	1.15%

How did the Fund perform during the reporting period?

In the fiscal year ended October 31, 2025, the markets had a strong year with the S&P 500® Index achieving a 21.45% total return. Growth beat Value during the fiscal year as the U.S. equity markets were boosted by enthusiasm in the burgeoning AI industry and the Federal Reserve moving into a more dovish stance. Markets recovered sharply from the early part of 2025 when negative volatility occurred amid tariff uncertainties.

Due to the strong Fund returns, NAV performance lagged due to the tax reserve despite underlying Fund investment performance that beat the S&P 500® Index during the period. As a reminder, this tax reserve provides downside protection when the markets decline.

Underlying Fund investment outperformance was led by strong stock selection in the Financials sector. The Fund's holdings in the bulge bracket banks and investment banks led to the outperformance, partially offset by the holdings in the insurance industry.

We are value managers and that discipline will tend to keep us out of the frothy parts of the market and that is reflected in the Fund's underweight in the Technology sector which resulted in a negative allocation effect. Also partially offsetting the Fund’s underlying investment outperformance was the holding in RH Corp., which declined by over 45% during the investment period. We remain constructive in the position as the issues they face are cyclical versus structural.

There are sections of the market that appear to be overvalued and some in the portfolio. We have made some moves after the fiscal year end that has begun to address these concerns. During the investment period, the Fund exited its position in Netflix and initiated a position in Dell. Our goal is to find at least one good investment opportunity a year.

We believe the portfolio is well-positioned for future returns despite our view that with market valuations a bit out of step with reality that we could be entering a low-return period for US equities.

The Fund performed well against its peers in the Morningstar Category universe. Morningstar lists the Fund in the Large Value category due to a holdings-based analysis. Fiscal year performance for the Fund resulted in a top 5% ranking in the peer group.

How has the Fund performed over the last ten years?

Total Return Based on $10,000 Investment

Copley Fund
S&P 500® Index
$40,000
$30,000
$20,000
$10,000
$0
$39,196
$29,993
Oct-2015
Oct-2016
Oct-2017
Oct-2018
Oct-2019
Oct-2020
Oct-2021
Oct-2022
Oct-2023
Oct-2024
Oct-2025

	Copley Fund	S&P 500® Index
Oct-2015	$10,000	$10,000
Oct-2016	$11,098	$10,451
Oct-2017	$12,648	$12,921
Oct-2018	$14,906	$13,870
Oct-2019	$17,794	$15,857
Oct-2020	$17,274	$17,397
Oct-2021	$21,431	$24,862
Oct-2022	$19,051	$21,230
Oct-2023	$19,839	$23,383
Oct-2024	$25,224	$32,272
Oct-2025	$29,993	$39,196

Average Annual Total Returns

	1 Year	5 Years	10 Years
Copley Fund	18.91%	11.67%	11.61%
S&P 500® Index	21.45%	17.64%	14.64%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

The performance results shown in the line chart and average annual total returns for periods prior to December 1, 2022 represents the performance of Copley Fund, Inc. (the "Predecessor Fund"), which converted into the Fund and is attributable to the Fund moving forward. The Fund's performance has not been restated to reflect any differences in expenses paid by the Predecessor Fund and those paid by the Fund.

What did the Fund invest in?

Sector Weighting (% of net assets)

Value	Value
Liabilities in Excess of Other Assets	-9.4%
Money Market Funds	1.6%
Consumer Staples	3.5%
Consumer Discretionary	3.8%
Energy	5.5%
Health Care	6.0%
Industrials	6.7%
Communications	21.1%
Technology	23.9%
Financials	37.3%

Fund Statistics

Net Assets	$111,379,002
Number of Portfolio Holdings	33
Advisory Fee	$669,223
Portfolio Turnover	3%

Material Fund Changes

No material changes occurred during the year ended October 31, 2025.

Copley Fund (COPLX)

Annual Shareholder Report - October 31, 2025

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://www.dcmadvisors.com/fund-reports-holdings), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

TSR-AR 103125-COPLX

(b)	Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial expert is James H. Speed, Jr., who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the most recent fiscal year:

Copley Fund:	FY 2025	$68,250
	FY 2024	$65,000

(b) Audit-Related Fees billed to the registrant by its principal accountants for the most recent fiscal year:

Copley Fund:	FY 2025	$3,150
	FY 2024	$3,000

c) Tax Fees billed to the registrant by its principal accountants for the most recent fiscal year:

Copley Fund:	FY 2025	$16,800
	FY 2024	$18,650

Nature of the fees: Preparation of Form 1120

(d) All other fees billed to the registrant by its principal accountants for the most recent fiscal year:

Copley Fund:	FY 2025	$0
	FY 2024	$0

(e)(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2025	$16,800	$0
FY 2024	$18,650	$0

(h) Not applicable. The auditor performed no services for the registrant’s investment advisers or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable – applies to listed companies only

Item 6. Investments.

The Registrant’s schedule of investments in unaffiliated issuers is included in the Financial Statements under Item 7 of this form.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)

COPLEY FUND

ANNUAL FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

October 31, 2025

Copley Fund
Schedule of Investments
October 31, 2025

COMMON STOCKS — 107.83%	Shares	Fair Value
Communications — 21.12%
Alphabet, Inc., Class A	20,756	$5,836,380
Booking Holdings, Inc.	358	1,817,831
Comcast Corp., Class A	83,793	2,332,378
Meta Platforms, Inc., Class A	9,874	6,401,808
Verizon Communications, Inc.	45,160	1,794,658
Walt Disney Co. (The)	47,400	5,338,188
		23,521,243
Consumer Discretionary — 3.81%
McDonald’s Corp.	6,018	1,795,952
RH(a)	14,219	2,452,635
		4,248,587
Consumer Staples — 3.52%
PepsiCo, Inc.	7,020	1,025,552
Philip Morris International, Inc.	14,773	2,132,187
Procter & Gamble Co. (The)	5,053	759,820
		3,917,559
Energy — 5.51%
ConocoPhillips	9,747	866,118
Marathon Petroleum Corp.	19,486	3,798,017
Phillips 66	10,794	1,469,495
		6,133,630
Financials — 37.30%
American Express Co.	15,739	5,677,529
American International Group, Inc.	56,607	4,469,689
Bank of America Corp.	99,174	5,300,850
Berkshire Hathaway, Inc., Class B(a)	7,834	3,741,048
Goldman Sachs Group, Inc. (The)	7,173	5,662,151
JPMorgan Chase & Co.	14,827	4,612,976
Morgan Stanley	35,010	5,741,640
U.S. Bancorp	24,342	1,136,285
Wells Fargo & Co.	59,871	5,206,981
		41,549,149
Health Care — 5.98%
AbbVie, Inc.	15,202	3,314,644
CVS Health Corp.	42,870	3,350,291
		6,664,935
Industrials — 6.65%
Boeing Co. (The)(a)	7,105	1,428,247
CSX Corp.	58,324	2,100,830
RTX Corp.	21,740	3,880,591
		7,409,668
Technology — 23.94%
Apple, Inc.	29,672	8,022,418
Dell Technologies, Inc., Class C	29,458	4,772,491
Microsoft Corp.	16,410	8,497,262

See accompanying notes which are an integral part of these financial statements.

Copley Fund
Schedule of Investments (continued)
October 31, 2025

COMMON STOCKS — 107.83% - continued	Shares	Fair Value
Technology — 23.94% - continued
Oracle Corp.	20,453	$5,371,162
		26,663,333

Total Common Stocks (Cost $71,756,769)		120,108,104

MONEY MARKET FUNDS - 1.61%

Federated Hermes Treasury Obligations Fund, Institutional Shares, 3.86%(b)	1,790,421	1,790,421

Total Money Market Funds (Cost $1,790,421)		1,790,421

Total Investments — 109.44% (Cost $73,547,190)		121,898,525

Liabilities in Excess of Other Assets — (9.44)%		(10,519,523)

NET ASSETS — 100.00%		$111,379,002

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of October 31, 2025

See accompanying notes which are an integral part of these financial statements

Copley Fund
Statement of Assets and Liabilities
October 31, 2025

Assets
Investments in securities, at fair value (cost $73,547,190)	$121,898,525
Dividends and interest receivable	144,744
Prepaid expenses	19,340
Total Assets	122,062,609

Liabilities
Payable for fund shares redeemed	1,000
Payable to Advisor	60,590
Payable to affiliates	10,637
Deferred income taxes, net	10,153,780
Other accrued expenses	457,600
Total Liabilities	10,683,607

Net Assets	$111,379,002

Net Assets consist of:
Paid-in capital	533,943
Accumulated earnings	110,845,059
Net Assets	$111,379,002
Shares outstanding (unlimited number of shares authorized, no par value)	533,943
Net asset value per share	$208.60

See accompanying notes which are an integral part of these financial statements

Copley Fund
Statement of Operations
For the Year Ended October 31, 2025

Investment Income
Dividend income	$1,945,450
Total investment income	1,945,450

Expenses
Advisor	669,223
Audit and tax	87,216
Administration fees	77,929
Legal	60,466
Fund accounting	47,309
Trustee	47,065
Insurance	33,101
Transfer agent	26,678
Registration	22,685
Professional fees	17,577
Report printing	13,452
Custodian	11,482
Miscellaneous	66,105
Total expenses	1,180,288
Total operating expenses	1,180,288
Net investment income before net tax benefit	765,162

Net Tax Benefit	1,407
Net Investment Income	766,569
Net Realized and Change in Unrealized Gain (Loss) on Investments
Realized gain from investment transactions, net of tax expense of $893,536	3,361,397
Net change in unrealized appreciation of investments, including deferred income tax expense of $3,707,045	13,938,850
Net realized and change in unrealized gain (loss) on investments	17,300,247
Net increase in net assets resulting from operations	$18,066,816

See accompanying notes which are an integral part of these financial statements.

Copley Fund
Statements of Changes in Net Assets

	For the Year	For the Year
	Ended October	Ended October
	31, 2025	31, 2024
Increase (Decrease) in Net Assets due to:
Operations
Net investment income, net of income tax (benefit)/expense	$766,569	$610,138
Net realized gain (loss) on investment transactions, net of income tax (benefit)/expense	3,361,397	2,669,918
Change in unrealized appreciation of investments, including deferred income tax (benefit)/expense	13,938,850	20,467,785
Net increase in net assets resulting from operations	18,066,816	23,747,841

Capital Transactions
Proceeds from shares sold	657,995	2,933,926
Amount paid for shares redeemed	(4,726,350)	(21,887,170)
Net increase (decrease) in net assets resulting from capital transactions	(4,068,355)	(18,953,244)
Total Increase in Net Assets	13,998,461	4,794,597

Net Assets
Beginning of year	$97,380,541	$92,585,944
End of year	$111,379,002	$97,380,541

Share Transactions
Shares sold	3,606	19,752
Shares redeemed	(24,770)	(135,633)
Net increase (decrease) in shares outstanding	(21,164)	(115,881)

See accompanying notes which are an integral part of these financial statements.

Copley Fund
Financial Highlights
(For a share outstanding during each period/year)

			For the
			Eight
	For the	For the	Months		For the	For the	For the
	Year Ended	Year Ended	Ended		Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,		February	February	February
	2025	2024	2023*		28, 2023	28, 2022	28, 2021
Selected Per Share Data:
Net asset value, beginning of year	$175.43	$137.98	$135.38		$141.96	$134.92	$117.91
Investment operations:
Net investment income(a)	1.40	1.10	0.82		1.35	0.55	3.16
Net realized and unrealized gain (loss) on investments	31.77	36.35	1.78		(7.93)	6.49	13.85
Total from investment operations	33.17	37.45	2.60		(6.58)	7.04	17.01
Net asset value, end of year	$208.60	$175.43	$137.98		$135.38	$141.96	$134.92
Total Return(b)	18.91%	27.14%	1.92	% (c)	(4.64%)	5.22%	14.43%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$111,379	$97,381	$92,586		$82,284	$91,613	$95,042
Ratios before fee waiver:
Ratio of total expenses, including net regular and deferred taxes, to average net assets	5.61%	7.60%	1.69	% (d)	(0.65)%	2.43%	3.50%
Ratio of net investment and operating income (loss), including regular and deferred taxes, to average net assets	5.21%	(5.51)%	0.35	% (d)	2.57%	(0.98)%	5.36%
Ratios after fee waiver:
Ratio of total expenses, including net regular and deferred taxes, to average net assets	5.61%	7.60%	1.69	% (d)	(0.71)%	2.36%	3.48%
Ratio of net investment and operating income (loss) to average net assets	5.21%	(5.51)%	0.35	% (d)	2.63%	(0.92)%	5.38%
Portfolio turnover rate	2.96%	5.54%	3.54	% (c)	156.15%	111.25%	119.33%

*	The Fund changed its fiscal year to October 31.

(a)	Calculation based on the average number of shares outstanding during the period.

(b)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period.

(c)	Not annualized.

(d)	Annualized.

See accompanying notes which are an integral part of these financial statements.

Copley Fund
Notes to the Financial Statements
October 31, 2025

NOTE 1. ORGANIZATION

The Copley Fund (the “Fund”) is organized as a separate, diversified series of the Centaur Mutual Funds Trust (the “Trust”). The Fund, which is the successor of Copley Fund, Inc. (the “Predecessor Fund”), assumed the assets and liabilities of the Predecessor Fund (the “Reorganization”) and continued operations as of December 1, 2022. The Trust is an open-ended management investment company and is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended.

The Fund’s investment objective is to seek growth of capital.

The Fund has adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Adoption of the standard impacted financial statement disclosure only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Principal Executive Officer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is considered an investment company for financial reporting purposes under GAAP.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Copley Fund
Notes to the Financial Statements (continued)
October 31, 2025

Investment Valuation

The Fund’s investments in securities are carried at fair value. Securities listed on an exchange or quoted on a national market system are normally determined at the time regular trading closes on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. Eastern Time. Securities traded in the Nasdaq over-the-counter market are generally valued at the Nasdaq Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price.

Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Trust’s normal pricing procedures are valued at fair value using level 3 inputs as determined by DCM Advisors, LLC (the “Advisor”), as the Fund’s valuation designee, in accordance with policies approved by the Board of Trustees (the “Board”). Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Trust’s normal pricing procedures.

Fair Value Measurement

GAAP establishes a framework for measuring fair value and expands disclosure about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – Unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – Other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security

Copley Fund
Notes to the Financial Statements (continued)
October 31, 2025

is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized Level 3.

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement.

The valuation techniques used by the Fund to measure fair value during the fiscal year ended October 31, 2025 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2025:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$120,108,104	$—	$—	$120,108,104
Money Market Funds	1,790,421	—	—	1,790,421
Total	$121,898,525	$—	$—	$121,898,525

(a)	Refer to Schedule of Investments for sector classifications.

The Fund did not hold any investments during or at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date) for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

The Fund bears expenses incurred specifically for the Fund and general Trust expenses.

Copley Fund
Notes to the Financial Statements (continued)
October 31, 2025

Purchases and Sales of Investment Securities

For the fiscal year ended October 31, 2025, purchases and sales of investment securities, other than short-term investments, were $3,251,262 and $6,255,496, respectively.

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended October 31, 2025.

Dividends and Distributions

Net investment income and net realized gains are not distributed, but rather are accumulated with the Fund and used to pay expenses, to effect redemptions, to make additional investments or held in cash as a reserve.

Federal Income Taxes

The Fund files tax returns as a regular corporation and accordingly the financial statements include provisions for current and deferred income taxes.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management reviewed the tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken. The Fund identifies its major tax jurisdictions as U.S. Federal and the State of Delaware. The Fund recognizes interest and penalties, if any, related to income taxes as income tax expense on the Statement of Operations.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Advisor

The Advisor serves in the capacity of investment advisor to the Fund pursuant to an investment advisory agreement with the Trust on behalf of the Fund. The Advisor receives monthly compensation based on the Fund’s average daily net assets at an annual rate of 0.65% of the first $500 million of net assets, and 0.62% of any net assets exceeding $500 million.

For the fiscal year ended October 31, 2025, the fee for investment advisory services totaled $669,223. At October 31, 2025, the Advisor was owed $60,590 from the Fund for investment advisory services.

Copley Fund
Notes to the Financial Statements (continued)
October 31, 2025

Administrator

Ultimus Fund Solutions, LLC (the “Administrator”) provides administration, fund accounting, and transfer agency services to the Fund. The Fund pays the Administrator fees in accordance with the Master Services Agreement for such services. In addition, the Fund pays out-of-pocket expenses including but not limited to postage, supplies and the cost of pricing its portfolio securities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of the Administrator, provides a Chief Compliance Officer to the Trust, as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust.

Certain officers of the Trust are employees of the Administrator or NLCS. A certain officer of the Trust is an officer of the Advisor.

Distributor

Ultimus Fund Distributors, LLC (the “Distributor”) serves as the Trust’s Distributor. The Distributor acts as an agent for the Trust and the distributor of its shares. The Distributor is compensated by the Advisor for its services provided to the Trust. The Distributor operates as a wholly-owned subsidiary of the Administrator.

NOTE 4. FEDERAL TAX INFORMATION

At October 31, 2025, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes were as follows:

Aggregate gross unrealized appreciation for all investments for which there was an excess of value over cost, net of $10,562,650 tax effect	$50,298,333
Aggregate gross unrealized depreciation for all investments for which there was an excess of cost over value, net of $408,870 tax effect	(1,946,998)
Net unrealized appreciation on investments	$48,351,335
Tax cost of investments	$73,547,190

The Federal income tax provision (benefit) is summarized as follows:

2025
Current:
Federal	$892,129
Deferred*:
Federal	3,707,045

*	Net deferred income tax expense relates to net unrealized appreciation of investments, realized losses and net investment loss including the dividends received deduction (“DRD”).

Copley Fund
Notes to the Financial Statements (continued)
October 31, 2025

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The difference between the effective tax rate of 20.29% and the statutory rate of 21% is primarily attributable to the benefit of the dividends received deduction. At October 31, 2025, the net deferred tax liabilities are summarized as follows:

Net deferred tax liability:

Unrealized gain on investments	$10,153,780
Net investment losses including effect of DRD	28,950
Other	(28,950)
Net deferred tax liability	$10,153,780

NOTE 5. COMMITMENT AND CONTINGENCIES

Since the Fund accumulates its net investment income rather than distributing it, the Fund may be subject to the imposition of the federal accumulated earnings tax. The accumulated earnings tax is imposed on a corporation’s accumulated taxable income at a rate of 20%.

Accumulated taxable income is defined as adjusted taxable income minus the sum of the dividends paid deduction and the accumulated earnings credit. The dividends paid deduction and accumulated earnings credit are available in calculating excess earnings subject to this tax.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. The Fund expects the risk of loss to be remote.

NOTE 6. NAV RESTATEMENT

The Fund has restated certain components of its 2020 financial highlights related to the Predecessor Fund on an “as-if” basis (reflecting the effect on net asset value and per share net asset value of the adjustments to the fiscal year 2021 opening net asset balance, as if they had been recorded in the period investment advisory fees were received) resulting from the death of Irving Levine (100% owner of the investment adviser of the Predecessor Fund, Copley Financial Services Corp. ( “CFSC”)) in 2018 and the resulting transfer of ownership of CFSC from Mr. Levine to his estate. This effective transfer or assignment of the advisory agreement between the Predecessor Fund and CFSC was not submitted to,

Copley Fund
Notes to the Financial Statements (continued)
October 31, 2025

or otherwise approved by, the Predecessor Fund’s shareholders. As a result of extensive discussions with the SEC, CFSC was ordered to refund to the Predecessor Fund all investment advisory fees it received from the Predecessor Fund since Mr. Levine’s death (a total of $966,896, of which $200,000 was remitted during the year ended February 29, 2020 and the balance was remitted during the year ended February 28, 2021) and did not receive any investment advisory fees until the advisory agreement was approved by the Predecessor Fund’s shareholders, on October 13, 2020. The reversal of the investment advisory fees on a tax effected basis from the previous periods amounted to $713,254, which was reflected as an opening balance sheet adjustment on the statement of changes in net assets for the year ended February 28, 2021.

NOTE 7. RISKS

Equity risk is the risk that the market values of equities, such as common stocks or equity related investments, may decline due to general market conditions, such a political or macroeconomic factors. Additionally, equities may decline in value due to specific factors affecting a related industry or industries. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

NOTE 8. SECTOR RISK

If the Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of October 31, 2025, the Fund had 37.30% of the value of its net assets invested in stocks within the Financials sector.

NOTE 9. TRUSTEE COMPENSATION

As of October 31, 2025, there were two Trustees, each of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). Each Independent Trustee receives a fee of $20,000 each year plus $500 per series of the Trust per meeting. The officers of the Trust do not receive compensation from the Trust for performing the duties of their offices. All Trustees and officers are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings.

Copley Fund
Notes to the Financial Statements (continued)
October 31, 2025

NOTE 10. REGULATORY UPDATES

In December 2023, the FASB issued Accounting Standards Update 2023-09 (“ASU 2023-09”), Income Taxes (Topic 740) Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. ASU 2023-09 is effective for annual periods beginning after December 15, 2024, and early adoption is permitted. Fund Management is evaluating the impacts of these changes on the Fund’s financial statements.

NOTE 11. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Centaur Mutual Funds Trust
and the Shareholders of Copley Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Copley Fund, a series of shares of beneficial interest in Centaur Mutual Funds Trust (the “Fund”), including the schedule of investments, as of October 31, 2025, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for the years ended October 31, 2025 and October 31, 2024, the period from March 1, 2023 through October 31, 2023 and each of the years in the three year period ended February 28, 2023 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the years ended October 31, 2025 and October 31, 2024, the period from March 1, 2023 through October 31, 2023 and each of the years in the three-year period ended February 28, 2023, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ EisnerAmper LLP

We have served as the Copley Fund’s auditor since 2010.

EISNERAMPER LLP
New York, New York
December 26, 2025

Additional Information (Unaudited)

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the period covered by this report.

Proxy Disclosures

Not applicable.

Remuneration Paid to Directors, Officers and Others

Refer to the financial statements included herein.

Statement Regarding Basis for Approval of Investment Advisory Agreement

At an in-person meeting held on October 8, 2025, the Board of Trustees (the “Board”) considered the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and DCM Advisors, LLC (the “Advisor”) with respect to the Copley Fund (the “Fund”) for an additional 1-year term. At the meeting, all of the Trustees were present.

Legal counsel advised the Board during its deliberations. In considering the renewal of the Advisory Agreement for the Fund, the Trustees recalled their review of the materials related to the Fund and the Advisor throughout the preceding year and their various discussions with Trust management and the Advisor regarding the operations and performance of the Fund during that time period. In deciding whether to renew the Investment Advisory Agreement, the Trustees considered the best interests of the Fund and its shareholders. The Board considered, among other things: (1) the nature, extent and quality of the services to be provided by the Advisor; (2) the performance of the Fund and the Advisor; (3) the costs of the services to be provided and profits to be realized by the Advisor from its relationship with the Fund; (4) the extent to which economies of scale may be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors; (5) the Advisor’s practices regarding brokerage and portfolio transactions; (6) possible conflicts of interest; and (7) other topics or issues; and concluded as follows:

(i)       The Nature, Extent, And Quality of The Services to Be Provided by The Advisor. In this regard, the Board considered the responsibilities the Advisor has under the Advisory Agreement. The Board also considered the services that the Advisor provides to the Fund including, without limitation, the Advisor’s procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objective and limitations, marketing and distribution efforts, and the Advisor’s compliance procedures and practices. The Board also considered the qualifications and experience of the portfolio manager who is responsible for day-to-day management of the Fund’s portfolio. After reviewing the foregoing information and further information provided by the Advisor, the Board concluded that the quality, extent, and nature of the services provided by the Advisor are satisfactory and adequate for the Fund.

(ii)       The Investment Performance of the Fund and the Advisor. In this respect, the Board compared the Fund’s performance to the performance of the Fund’s custom peer group and benchmark index. The Board concluded the Advisor had reasonably explained the Fund’s performance results. The Board determined that the performance of the Fund and the Advisor has been satisfactory.

Additional Information (Unaudited) (continued)

(iii)       Cost of Services to be Provided and Profits Realized by the Advisor from its Relationship with the Fund. In this regard, the Board considered the Advisor’s staffing, personnel and methods of operations; the Fund’s management fee and expense ratio, each as compared to the Fund’s peer group; the Fund’s asset level; the current and anticipated profitability of the Fund to the Advisor, if any; the Advisor’s commitment to the Fund; and the differences in fees and services provided to the Advisor’s other clients that may be similar to the Fund. The Board concluded that the advisory fee to be paid to the Advisor by the Fund is reasonable in light of the nature and quality of services provided by the Advisor.

(iv)       The Extent to Which Economies of Scale May Be Realized as the Fund Grows and Whether Advisory Fee Levels Reflect These Economies of Scale for The Benefit of the Fund’s Investors. In this regard, the Board considered the fee arrangements in the Advisory Agreement and noted a breakpoint in the advisory fee at the $500 million asset level. The Board determined that the Fund’s fee arrangements with the Advisor would provide appropriate benefits to the Fund and its shareholders through economies of scale if the Fund were to obtain higher asset levels. In addition, the Board noted that the Fund could benefit from economies of scale under its agreements with service providers other than the Advisor if the Fund were to gather additional assets. The Board determined that at the Fund’s current and projected asset levels for the next year, the Fund’s fee arrangements with the Advisor were reasonable in relationship to the nature and quality of services being provided by the Advisor to the Fund.

(v)       The Advisor’s practices regarding brokerage and portfolio transactions. In this regard, the Board considered the historical and anticipated portfolio turnover rates for the Fund. The Board also considered the Advisor’s policies and procedures to seek best execution for the Fund’s portfolio transactions. The Board considered the process by which evaluations are made of the overall reasonableness of commissions paid; the Advisor’s method and basis for selecting and evaluating broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with the

Advisor; and the extent to which the Advisor anticipates allocating portfolio business to broker-dealers who provide research, statistical or other services (“soft dollars”). The Board determined that the Advisor’s practices regarding brokerage and portfolio transactions are satisfactory.

(vi)       Possible Conflicts of Interest. In evaluating the possibility for conflicts of interest, the Board considered such matters as the experience and abilities of the Advisor’s personnel assigned to the Fund; and the substance and administration of the Advisor’s code of ethics, specifically as it relates to possible conflicts of interest. The Board concluded that the Advisor’s standards and practices relating to the identification and mitigation of potential conflicts of interests to be satisfactory.

Additional Information (Unaudited) (continued)

(vii)       Other topics or issues. In this regard, the Board considered the Advisor’s compliance policies and procedures, and the Advisor’s coordination and cooperation with the chief compliance officer of the Trust. The Board also considered the Advisor’s insurance coverage and its risk management program. The Board found these topics and issues to be satisfactory.

Following its consideration of all of the foregoing and taking into account the totality of all factors discussed at the meeting and previous meetings, the Board, including a majority of the Independent Trustees voting separately, unanimously approved the continuance of the Advisory Agreement. It was noted that in the Trustees’ deliberations with respect to the approval of the Advisory Agreement, no single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the continuance of the Advisory Agreement and each Trustee may have attributed different weights to the various factors noted above. Rather, the Trustees concluded, in light of their weighing and balancing all factors, that approval of the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

The Copley Fund is distributed by Ultimus Fund Distributors, LLC

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included under Item 7

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

None

Item 16. Controls and Procedures

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) Not applicable.

(a)(3) Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(4) Not applicable.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Centaur Mutual Funds Trust

By (Signature and Title)	/s/ Glenn Grossman
Glenn Grossman, President and Principal Executive Officer

Date	1/07/2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Glenn Grossman
Glenn Grossman, President and Principal Executive Officer

Date	1/07/2026

By (Signature and Title)	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer and Principal Financial Officer

Date	1/07/2026